UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of Earliest Event Reported):	November 19, 2009

RealNetworks, Inc.
__________________________________________
(Exact name of registrant as specified in its charter)

Washington	0-23137	91-1628146
_____________________ (State or other jurisdiction	_____________ (Commission	______________ (I.R.S. Employer
of incorporation)	File Number)	Identification No.)

2601 Elliott Avenue, Suite 1000, Seattle, Washington		98121
_________________________________ (Address of principal executive offices)		___________ (Zip Code)

Registrant’s telephone number, including area code:	(206) 674-2700

Not Applicable
______________________________________________
Former name or former address, if changed since last report

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

[  ]  Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
[  ]  Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
[  ]  Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
[  ]  Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Top of the Form

Item 7.01 Regulation FD Disclosure.

RealNetworks, Inc. ("RealNetworks") is currently in discussions with MTV Networks, a division of Viacom International Inc. ("MTVN"), relating to the possible strategic reorganization of its jointly owned and operated business-to-consumer digital audio music service, Rhapsody America LLC ("Rhapsody"). These negotiations are focused on a potential restructuring of RealNetworks' and MTVN's relative economic rights in the joint venture and on their relative abilities to exercise control over decision-making to enable Rhapsody to operate more independently of either party. If these discussions result in a definitive agreement, RealNetworks may agree, among other things, to adjust the corporate governance and/or management structure of Rhapsody and to reallocate the ownership of Rhapsody between RealNetworks and MTVN such that RealNetworks' percentage ownership of Rhapsody could be reduced from 51% resulting in both parties owning 50% or slightly less. These discussions are currently in the preliminary stages, and RealNetworks cannot predict whether they will result in a definitive agreement or, if a definitive agreement is reached, the final terms and conditions of any such agreement, or the impact of a restructuring on RealNetworks' financial statements or results of operations.

SAFE HARBOR FOR FORWARD-LOOKING STATEMENTS: This report contains a number of forward-looking statements that involve risks and uncertainties. In particular, RealNetworks cannot predict whether these discussions will result in any definitive agreement relating to Rhapsody and whether such an agreement would improve Rhapsody’s operations or ability to create a profitable digital music business or to achieve enhanced commercial value or success. A restructuring of Rhapsody would be expected to have financial impacts on RealNetworks, and until the terms have been finalized, RealNetworks cannot evaluate the nature or extent of the potential financial impacts or whether they, or other aspects of the restructuring, will result in material adverse effects on RealNetworks' future operating performance or financial statements. In addition, uncertainty concerning the terms and conditions of the restructuring could result in management and employee distraction and have an adverse effect on RealNetworks' operations and ability to recruit and retain key employees involved with Rhapsody. More information about risk factors that could affect RealNetworks’ business and financial results are included in RealNetworks’ reports filed with the Securities and Exchange Commission including, but not limited to, its annual report on Form 10-K for the fiscal year ended December 31, 2008 and its quarterly reports on Form 10-Q. All forward looking statements include the assumptions that underlie such statements and are based on management’s estimates, projections and assumptions as of the date hereof. RealNetworks assumes no obligation to update any such forward looking statements or information.

Top of the Form

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

RealNetworks, Inc.

November 19, 2009	By:	Robert Kimball

Name: Robert Kimball
Title: Executive VP, Corporate Development and Law, General Counsel and Corporate Secretary